Earnings Per Share	3 Months Ended
Jul. 25, 2014
Earnings Per Share [Abstract]
Earnings Per Share

Note 15 – Earnings Per Share

Basic earnings per share is computed based on the weighted average number of common shares outstanding. Diluted earnings per share is computed based on the weighted average number of common shares outstanding, increased by the number of additional shares that would have been outstanding had the potentially dilutive common shares been issued, and reduced by the number of shares Medtronic could have repurchased from the proceeds from issuance of the potentially dilutive shares. Potentially dilutive shares of common stock include stock options and other stock-based awards granted under stock-based compensation plans and shares committed to be purchased under the employee stock purchase plan.

The table below sets forth the computation of basic and diluted earnings per share:

	Three months ended
(in millions, except per share data)	July 25, 2014	July 26, 2013
Numerator:
Net earnings	$871	$953
Denominator:
Basic – weighted average shares outstanding	992.6	1,009.7
Effect of dilutive securities:
Employee stock options	7.5	6.6
Employee restricted stock units	5.0	4.8
Other	0.1	0.1

Diluted – weighted average shares outstanding	1,005.2	1,021.2

Basic earnings per share:	$0.88	$0.94
Diluted earnings per share:	$0.87	$0.93

The calculation of weighted average diluted shares outstanding excludes options for approximately 9 million shares of common stock for the three months ended July 26, 2013, respectively, because their effect would be anti-dilutive on Medtronic’s earnings per share. For the three months ended July 25, 2014, there were no options that would have an anti-dilutive effect on Medtronic’s earnings per share.